SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 1, 2006

(date of earliest event reported)

GREENWICH CAPITAL ACCEPTANCE, INC. (as depositor under the Pooling and Servicing Agreement, relating to the DSLA MORTGAGE LOAN TRUST 2006-AR1 Mortgage Loan Pass-Through Certificates, Series 2006-AR1)

DSLA MORTGAGE LOAN TRUST 2006-AR1
(Exact name of Issuing Entity as specified in its charter)

GREENWICH CAPITAL ACCEPTANCE, INC.
(Exact name of Depositor as specified in its charter)

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
(Exact name of Sponsor as specified in its charter)
GREENWICH CAPITAL ACCEPTANCE, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-127352-31	06-1199884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT 06830
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 6 – Asset-Backed Securities

Item 6.02.  Change in Servicer or Trustee

Central Mortgage Company (the “Servicer”), pursuant to an Assignment, Assumption and Recognition Agreement dated as of September 25, 2006 (attached hereto as Exhibit 99.1), between Downey Savings and Loan Association, F.A. (“Downey”) and the Servicer, and acknowledged by Deutsche Bank National Trust Company not individually but solely as trustee (the “Trustee”) for the holders of DSLA Mortgage Loan Trust 2006-AR1, DSLA Mortgage Loan Pass-Through Certificates, Series 2006-AR1 (the “Trust”), Greenwich Capital Acceptance, Inc. (the “Depositor”), Greenwich Capital Financial Products, Inc. (“GCFP”), and Wells Fargo Bank, N.A., as master servicer, has agreed to service certain residential mortgage loans, effective as of November 1, 2006, for the benefit of the Trustee pursuant to the provisions of: (A) that certain servicing agreement, dated as of September 1, 2004 (attached hereto as Exhibit 99.2), as amended by that certain Amendment Number One dated as of October 28, 2004 (attached hereto as Exhibit 99.3) and that certain Amendment Number Two dated as of September 23, 2005 (attached hereto as Exhibit 99.4), between GCFP, as initial purchaser, and Downey, as seller and interim servicer, as modified in accordance with the terms of the Amended and Restated Reconstitution Agreement, dated as of May 1, 2006 (attached hereto as Exhibit 99.5), between GCFP and Downey and (B) pursuant to the provision of that certain servicing agreement, dated as of December 31, 2005 (attached hereto as Exhibit 99.6), between GCFP, as initial purchaser, and Downey, as seller and interim servicer, as modified in accordance with the terms of the Amended and Restated Reconstitution Agreement, dated as of May 1, 2006 (attached hereto as Exhibit 99.7), between GCFP and Downey.

The following information is required by Item 1108(b) through (d) of Regulation AB and is regarding Central Mortgage Company (“CMC”), as servicer:

Servicing Experience and Procedures of Central Mortgage Company

Central Mortgage Company

The principal executive offices of Central Mortgage Company (“Central Mortgage”) are located at 801 John Barrow Road, Little Rock, Arkansas 72205.  Central Mortgage Company is an Arkansas corporation, and a wholly owned subsidiary of Arvest Bank, Fayetteville, Arkansas, which is a wholly owned subsidiary of Arvest Bank Group, Inc., a privately held multi-bank holding company.

Central Mortgage was established in 1997 to, among other activities, service mortgage loans. Central Mortgage was acquired by Arvest Bank Group, Inc. in January 2000.   Central Mortgage does not, at this time, originate loans.  Central Mortgage instead focuses on acquiring servicing volume through the purchase of mortgage servicing rights or subservicing of prime and Alt-A first lien mortgage loans.  Central Mortgage does not, as a regular part of its business, own the mortgage loans it services.

Central Mortgage is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, U.S. Housing and Urban Development and Veterans Administration and has experience in servicing loans similar to the mortgage loans.

Central Mortgage has been assigned ratings of SQ3+ by Moody’s Investors Service as a primary servicer of residential prime and Alt-A first lien mortgage loans and a RPS3+ by Fitch Ratings as a primary servicer of residential prime product.

Multiple Servicers

Well Fargo Bank, N.A. serves as the master servicer.  The master servicer oversees the actions of all primary servicers and special servicers.  Primary servicers have contact with the mortgagors on a day to day basis as needed, but special servicers only perform specific assigned functions related to servicing.  Central Mortgage serves as a primary servicer.

Loan Servicing

Central Mortgage has established standard policies for the servicing and collection of mortgages.  Standard servicing which also is relevant to the mortgage loans involved herein includes, but is not limited to:

(a)

collecting, aggregating and remitting mortgage loan payments;

(b)

accounting for principal and interest;

(c)

administration of escrow (impound) funds for payment of taxes and insurance;

(d)

 management of adjustable rate mortgages;

(e)

oversight of delinquent mortgage loans;

(f)

loss mitigation remedies;

(g)

inspection of the mortgaged properties as needed;

(h)

foreclosure proceedings and, as necessary, the liquidation of mortgaged properties;

(i)

bankruptcy proceedings; and

(j)

generally administering the mortgage loans, for which a service fee is received.

Billing statements are mailed monthly by Central Mortgage.  The statement details loan activity and specifies the payment due as well as detailing various payment options available to the mortgagor, if applicable.  Notice of changes in the applicable loan rate are provided to the mortgagor in a separate notification.

Servicing policies and/or procedures with respect to mortgage loans may change over time in accordance with, among other things, changes in the servicing portfolio and applicable laws and regulations, as well as Central Mortgage’s business judgment.

Loss Mitigation and Collection Procedures

A key function of loss mitigation and collections is to have contact with the delinquent mortgagor and carefully evaluate the circumstances of their delinquency before the delinquency becomes more serious.  In addition to telephone contacts, written correspondence is sent to the delinquent mortgagor.  Most delinquencies cure quickly without the need for further collection activity.  Pursuant to servicing procedures, a notice of intent to foreclose is sent on the 62nd day of delinquency.  If the delinquency is not cured within 31 days of the notice of intent to foreclose, the loan will be presented to the foreclosure committee for review and, upon approval, the appropriate legal action to foreclose will begin.  If the default is cured, the foreclosure action will be dismissed.  Loss mitigation remedies, if appropriate and consistent with the related servicing agreement, are pursued throughout the delinquency and are continued during the foreclosure action.  Mortgage loans in bankruptcy are monitored carefully and opportunities for loss mitigation sought out in accordance with law.

Once foreclosure or bankruptcy is begun, a tracking system is utilized to monitor the status of the proceedings.  The system includes state specific parameters that monitor time lines that are customary for the state in which the mortgage property is located.  As part of the foreclosure process,  the present value of the property will be determined and the foreclosure bid, if necessary, is established.

If the mortgage property is foreclosed and not purchased by a third party at the foreclosure sale, Central Mortgage will liquidate the property.   Pursuant to its efforts to sell such foreclosed property, Central Mortgage will protect and conserve the property in accordance with the appropriate servicing agreement or appropriate REMIC provisions and in a manner that does not result in a tax on “net income from foreclosure property” or cause such REO property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the IRS Code.  Upon final disposition of any REO property, Central Mortgage is entitled to reimbursement of related advances.

Material Terms of Servicing Agreement

Central Mortgage’s standard duties are described in the Loan Servicing portion of this statement.  A copy of the relevant servicing agreement is maintained by the master servicer.  Central Mortgage will also maintain a servicing file consisting of all documents necessary to service each mortgage loan; however it does not have physical possession of the original promissory note, original mortgage or deed of trust or other such documents which are maintained by a custodian selected by trustee.  Central Mortgage is responsible for maintaining a complete set of books and records for the mortgage loans, which is required to be appropriately identified in Central Mortgage’s computer system to reflect the ownership of the mortgage loan by the trustee.  Unless authorized by the trustee, Central Mortgage will segregate into separate accounts all collections from the mortgage loans, and maintain custodial accounts as necessary.  Central Mortgage is required to forward to the custodian on behalf of the trustee all original documents in its possession evidencing an assumption, modification, consolidation or extension of any mortgage loan entered into in accordance with the servicing agreement promptly after their execution.

Back-Up Servicing

In the event of an occurrence of a natural disaster or other significant event that would cause Central Mortgage to temporarily loose the ability to service the loans, a back-up system has been established and is currently operational for servicing so that no significant interruption would occur.  The back-up servicer is Arvest Mortgage Company, Lowell, Arkansas, (“AMC”). AMC is an affiliated company with Central Mortgage.

AMC’s servicing system is located approximately 170 miles from Central Mortgage’s location in Little Rock, Arkansas.  AMC presently shares a number of operating systems and processes with Central Mortgage, but the data bases are completely separate.  AMC and Central Mortgage have sufficient safeguards in place to support independent daily servicing activities, provide back-up and prevent data corruption or access by outside parties. Only in the case of a disaster or other significant event would Central Mortgage’s data be accessible from AMC’s location.  Personnel are either currently available at AMC to handle Central Mortgage’s servicing on a temporary basis or current Central Mortgage employees could relocate to provide additional support.  Facilities for recognition of loan data, telephone, email, and image retention are currently in place.  Central Mortgage’s customers would not be aware of any interruption in normal servicing.

Foreclosure, Delinquency and Loss Experience

The following table summarizes the delinquency, foreclosure and loss experience for all the mortgage loans serviced by Central Mortgage.   The data presented in the following table is for illustrative purposes only, and there is no assurance that the delinquency, foreclosure, or loss experience of the mortgage loans included in the trust will be similar to that set forth below.

The actual loss and delinquency experience will depend, among other things, upon factors beyond the contract of Central Mortgage, such as national and local economic conditions, real estate markets in servicing area, the real estate value securing the mortgage loans, and the financial strength of the mortgagors.

Central Mortgage Company Overall Mortgage Portfolio Delinquency Experience
	At December 31,
	2002			2003
	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts
Total Portfolio	22,624	100.00%	$1,880,813,160	100.00%	41,706	100.00%	$5,314,969,650	100.00%

Period of Delinquency
30-59 Days	878	3.88%	$73,484,661	3.91%	1,008	2.42%	$102,782,884	1.93%
60-89 Days	234	1.03%	$23,524,517	1.25%	238	0.57%	$21,856,399	0.41%
90-120 Days	88	0.39%	$8,167,908	0.43%	89	0.21%	$8,102,848	0.15%
Over 120 Days	66	0.29%	$5,772,605	0.31%	29	0.07%	$1,976,636	0.04%
Sub Total	1,266	5.60%	$110,949,691	5.90%	1,364	3.27%	$134,718,767	2.53%

Delinquency Status
Bankruptcy	57	0.25%	$4,917,866	0.26%	118	0.28%	$8,744,389	0.16%
Foreclosure	116	0.51%	$9,831,932	0.52%	164	0.39%	$13,340,000	0.25%
Real Estate Owned	0	0.00%	$0	0.00%	0	0.00%	$0	0.00%
Sub Total	173	0.76%	$14,749,798	0.78%	282	0.68%	$22,084,389	0.42%

Total Delinquent Loans	1,439	6.36%	$125,699,489	6.68%	1,646	3.95%	$156,803,156	2.95%

	At December 31,
	2004				2005
	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts
Total Portfolio	85,727	100.00%	$13,272,305,829	100.00%	99,591	100.00%	$18,599,213,273	100.00%

Period of Delinquency
30-59 Days	1,753	2.04%	$225,874,590	1.70%	2,191	2.20%	$425,891,951	2.29%
60-89 Days	379	0.44%	$41,658,825	0.31%	424	0.43%	$57,997,436	0.31%
90-120 Days	111	0.13%	$12,093,004	0.09%	144	0.14%	$20,514,729	0.11%
Over 120 Days	71	0.08%	$6,284,723	0.05%	115	0.12%	$13,519,839	0.07%
Sub Total	2,314	2.70%	$285,911,142	2.15%	2,874	2.89%	$517,923,955	2.78%

Delinquency Status
Bankruptcy	131	0.15%	$11,539,729	0.09%	246	0.25%	$24,761,164	0.13%
Foreclosure	214	0.25%	$20,197,404	0.15%	253	0.25%	$28,763,225	0.15%
Real Estate Owned	0	0.00%	$0	0.00%	0	0.00%	$0	0.00%
Sub Total	345	0.40%	$31,737,133	0.24%	499	0.50%	$53,524,389	0.29%

Total Delinquent Loans	2,659	3.10%	$317,648,275	2.39%	3,373	3.39%	$571,448,344	3.07%

	At September 30, 2006
	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts
Total Portfolio	102,757	100.00%	$18,965,952,671	100.00%

Period of Delinquency
30-59 Days	2,051	2.00%	$364,448,094	1.92%
60-89 Days	490	0.48%	$80,710,571	0.43%
90-120 Days	183	0.18%	$36,486,460	0.19%
Over 120 Days	99	0.09%	$15,539,692	0.08%
Sub Total	2,823	2.75%	$497,184,817	2.62%

Delinquency Status
Bankruptcy	326	0.32%	$35,398,350	0.19%
Foreclosure	458	0.44%	$75,269,275	0.40%
Real Estate Owned	39	0.04%	$7,967,200	0.04%
Sub Total	823	0.80%	$118,634,825	0.63%

Total Delinquent Loans	3,646	3.55%	$615,819,642	3.25%

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Assignment, Assumption and Recognition Agreement dated as of September 25, 2006, between Downey Savings and Loan Association, F.A., as assignor, and Central Mortgage Company, as assignee, and acknowledged by Deutsche Bank National Trust Company not individually but solely as trustee for the holders of DSLA Mortgage Loan Trust 2006-AR1, DSLA Mortgage Loan Pass-Through Certificates, Series 2006-AR1, Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., and Wells Fargo Bank, N.A., as master servicer.

99.2

Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2004, between Greenwich Capital Financial Products, Inc., as initial purchaser, and Downey Saving and Loan Association, F.A., as seller and interim servicer.

99.3

Amendment Number One dated as of October 28, 2004 to the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2004.

99.4

Amendment Number Two dated as of September 23, 2005 to the Master Mortgage Loan Purchase Interim Servicing Agreement, dated as of September 1, 2004.

99.5

Amended and Restated Reconstitution Agreement, dated as of May 1, 2006, between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A.

99.6

Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of December 31, 2005, between Greenwich Capital Financial Products, Inc., as initial purchaser, and Downey Savings and Loan Association, F.A., as seller and interim servicer.

99.7

Amended and Restated Reconstitution Agreement dated as of May 1, 2006, between Greenwich Capital Financial Products, Inc. between Downey Savings and Loan Association, F.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By: /s/    Shakti Radhakishun

Name:

Shakti Radhakishun

Title:

Senior Vice President

Dated: November 2, 2006

Exhibit Index

Exhibit No.

99.1

Assignment, Assumption and Recognition Agreement dated as of September 25, 2006, between Downey Savings and Loan Association, F.A., as assignor, and Central Mortgage Company, as assignee, and acknowledged by Deutsche Bank National Trust Company not individually but solely as trustee for the holders of DSLA Mortgage Loan Trust 2006-AR1, DSLA Mortgage Loan Pass-Through Certificates, Series 2006-AR1, Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., and Wells Fargo Bank, N.A., as master servicer.

99.2

Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2004, between Greenwich Capital Financial Products, Inc., as initial purchaser, and Downey Saving and Loan Association, F.A., as seller and interim servicer.

99.3

Amendment Number One dated as of October 28, 2004 to the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2004.

99.4

Amendment Number Two dated as of September 23, 2005 to the Master Mortgage Loan Purchase Interim Servicing Agreement, dated as of September 1, 2004.

99.5

Amended and Restated Reconstitution Agreement, dated as of May 1, 2006, between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A.

99.6

Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of December 31, 2005, between Greenwich Capital Financial Products, Inc., as initial purchaser, and Downey Savings and Loan Association, F.A., as seller and interim servicer.

99.7

Amended and Restated Reconstitution Agreement dated as of May 1, 2006, between Greenwich Capital Financial Products, Inc. between Downey Savings and Loan Association, F.A.